SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 20, 2006


                            APOLO GOLD & ENERGY INC.
                           (Formerly Apolo Gold Inc.)
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             (Exact name of registrant as specified in its charter)


               Nevada                                            98-0412805
    ---------------------------                              ---------------
   (State or other jurisdiction                             (I.R.S. Employer
 of incorporation or organization)                         Identification No.)


                           1209 - 409 Granville Street
                              Vancouver, BC V6C 1T2
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (604) 687-4150
                                -----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On January 20, 2006, the Company sold 5,600,000 shares of unregistered common stock to one accredited investor at $0.10 per share. The shares represent approximately 9% of the prior outstanding shares.

With respect to the unregistered sales made, the Company relied on Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The securities were offered to sophisticated investors and existing shareholders who were provided all of the current public information available on the Company.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLO GOLD & ENERGY INC.

Dated: January 25, 2006


/s/ ROBERT DINNING
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ROBERT DINNING, Chief Financial Officer